UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 30, 2007

WORLD HEART CORPORATION
(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

On May 30, 2007, World Heart Corporation (the “Company”) announced that it had filed articles of amendment to effect a one-for-ten reverse stock split of its capital stock. The reverse stock split was previously approved by the Company’s Board of Directors and by the Company’s shareholders.

Pursuant to the reverse stock split, each holder of the Company’s common shares on May 30, 2007, the date of effectiveness of the reverse stock split, became entitled to receive one new common share in exchange for every ten old common shares held by such shareholder.

No scrip or fractional certificates will be issued in connection with the reverse stock split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of common shares not evenly divisible by ten will not be entitled to cash compensation and holder will lose any entitlement to such fractional shares upon surrender of certificate(s) representing such shares. The reverse stock split will not affect the ownership of option and warrant holders. Upon the exercise of any options or warrants, resulting shares issued will be issued on a post-consolidation basis.

The Company’s new CUSIP number is 980905301. The Company’s common shares will trade on the Nasdaq Capital Market (“Nasdaq”) and the Toronto Stock Exchange (“TSX”) on a post-split basis beginning on May 31, 2007. On Nasdaq, the Company will trade under the symbol “WHRTD” until June 27, 2007 and subsequently will resume trading under the symbol “WHRT.” On the TSX, the Company will continue to trade under the symbol “WHT.”  In connection with the reverse stock split, as required by the TSX, the Company also adopted a new form of share certificate, which is attached hereto as an exhibit and incorporated herein by reference.

The press release announcing the effectiveness of the reverse stock split is attached to this Current Report on Form 8-K as an exhibit and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2007, the Company filed Articles of Amendment with Industry Canada, under the Canada Business Corporations Act, to effect the one-for ten reverse stock split. The text of the Articles of Amendment is attached to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference.  The reverse split will affect all holders of our common shares uniformly and will not affect any shareholder’s percentage ownership interest in us, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share. Any fractional shares will be eliminated and shareholders will not be compensated for such fractional shares.

Item 9.01. Financial Statements and Exhibits.

 (d)          Exhibits.

Exhibit 3.1	Article of Continuance, dated December 14, 2005 (incorporated by reference to the Corporation’s report on Form 8-K dated December 14, 2005 (Commission File No. 000-28882)).

Exhibit 3.2	Amendment to Articles, dated May 30, 2007.

Exhibit 4.1	Form of Common Share Certificate.

Exhibit 99.1	Press Release, dated May 30, 2007, announcing the effectiveness of a one-for-ten reverse stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 31, 2007

WORLD HEART CORPORATION

	By:	/s/ A. Richard Juelis
	Name:	A. Richard Juelis
	Title:	Vice President, Finance and Chief Financial Officer